SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 1999
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                       BROOKDALE LIVING COMMUNITIES, INC.

             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On May 27, 1999, the Federal Home Loan Mortgage Corporation ("Freddie Mac") issued replacement credit enhancements to secure the payment of interest on and principal of (i) tax-exempt bonds with a current outstanding aggregate principal balance of $32,000,000 issued with respect to The Heritage facility located in Des Plaines, Illinois, owned by River Oaks Partners ("River Oaks"), an Illinois general partnership wholly-owned, directly or indirectly, by Brookdale Living Communities, Inc. ("Brookdale"), and (ii) tax-exempt bonds with a current outstanding aggregate principal balance of $27,000,000 issued with respect to The Devonshire facility located in Lisle, Illinois, owned by The Ponds of Pembroke Limited Partnership ("Ponds LP"), an Illinois limited partnership wholly-owned, directly or indirectly, by Brookdale, and (iii) tax-exempt bonds with a current outstanding aggregate principal balance of $6,000,000 issued with respect to The Devonshire facility. The Freddie Mac credit enhancements expire on the final maturity date of the respective bond issues. River Oaks and Ponds LP are obligated to reimburse Freddie Mac for all amounts funded by Freddie Mac under the respective credit enhancements, which obligations are cross-defaulted, cross-collateralized and secured by mortgages on The Heritage facility and The Devonshire facility. In addition, Brookdale has guaranteed the reimbursement obligations of River Oaks and Ponds LP, which guaranty is limited to $4,000,000.

         The Freddie Mac credit enhancements require River Oaks and Ponds LP to fund a principal reserve account commencing July 1, 1999 based on a 30-year amortization of the bond issues. River Oaks and Ponds LP are required to maintain an interest rate cap for the entire term of each credit enhancement. Interest rate caps with a strike price of 6.35% and expiring on June 1, 2004 have been purchased.

         In connection with the replacement of the credit enhancements Brookdale received the release of $14,464,449 that was previously on deposit as cash collateral for the benefit of the prior credit enhancement providers. Brookdale expects to use these funds for the payment of transaction costs and for working capital and general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit
           No.                    Description
         -------                  -----------

          10.1 Limited Guaranty, dated as of May 27, 1999, by and between Brookdale Living Communities, Inc. and Glaser Financial Group, Inc.

          10.2 Reimbursement and Security Agreement, dated as of May 1, 1999, by and between Federal Home Loan Mortgage Corporation and The Ponds of Pembroke Limited Partnership

        Exhibit
           No.                    Description
         -------                  -----------

          10.3 Reimbursement and Security Agreement, dated as of May 1, 1999, by and between Federal Home
                                  Loan Mortgage Corporation and River Oaks Partners

          10.4 Reimbursement and Security Agreement, dated as of May 1, 1999, by and between Federal Home Loan Mortgage Corporation and The Ponds of Pembroke Limited Partnership

          99.1 Press Release of Brookdale Living Communities, Inc., dated May 28, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BROOKDALE LIVING COMMUNITIES, INC.
                                   (Registrant)


Dated:  June 21, 1999              By:  /s/ Robert J. Rudnik
                                        ----------------------------------------
                                        Robert J. Rudnik
                                        Executive Vice President
                                        General Counsel and Secretary